EXHIBIT 10.20

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE COMPANY TO SUCH EFFECT.

COMMON STOCK PURCHASE WARRANT

To Purchase 16,000,000 Shares of Common Stock of

CompuMed, Inc.

Date: February 15, 2008

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, including without limitation a purchase price of Five Thousand Dollars ($5,000) (the “Warrant Purchase Price”), BOSTON AVENUE CAPITAL, LLC, an Oklahoma limited liability company (together with its permitted successors and assigns, the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth in this Warrant, to purchase from COMPUMED, INC., a Delaware corporation (the “Company”), up to 16,000,000 shares, subject to adjustment as set forth herein, of the Company’s Common Stock, par value $0.01 per share (the “Warrant Shares”), for the “Exercise Price” per share  determined pursuant to Section 1(b) of the Warrant and subject to adjustment as set forth herein, if and only if the Company’s stockholders approve an increase in the Company’s authorized Common Stock sufficient to permit that number of shares to be reserved for issuance, and issued, upon exercise of this Warrant.

Section 1.

Exercise

(a)

General.  This Warrant represents the right of the Holder to purchase up to 16,000,000 Warrant Shares (subject to adjustment as set forth herein), which may be purchased through one or more exercises of this Warrant, at any time and from time to time, from and after the “Exercise Price Determination Date” as defined in Section (b) of this Section 1 until the earlier of (y) the twentieth anniversary of the date of issuance of this Warrant (the “Issue Date”) and (z) the tenth anniversary of the date the Company shall have irrevocably reserved a sufficient number of duly authorized shares of Common Stock for issuance upon full exercise of the Warrant (such date being hereinafter called the “Termination Date”). If duly authorized and reserved shares of Common Stock are not available for issuance upon exercise of the Warrant by the fifth anniversary of the Issue Date, the Holder may put the Warrant to the Company, in whole but not in part, for a price equal to the sum of (i) the Warrant Purchase Price and (ii) 8% per annum times the Warrant Purchase Price, compounded annually from the Issue Date.

(b)

Exercise Price.

  The exercise price per share of Common Stock purchased upon any exercise of the Warrant (the “Exercise Price”) shall be equal to the average of the closing price of the Common Stock as reported on the OTC Bulletin Board on each trading day during the period commencing on the date of this Agreement and ending one hundred eighty (180) trading days following but not including the date of issuance of the Warrant, calculated as of the close of trading on such one hundred eightieth trading day (the “Exercise Price Determination Date”).

(c)

Mechanics of Exercise.

(1)

Exercise of Warrant.  This Warrant shall be exercisable by the Holder, for all or any portion of the Warrant Shares, by delivery to the Company of a duly executed Notice of Exercise (in the form annexed hereto) at the address set forth in Section 4(j) of the Warrant (or at such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company).

(2)

Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise Form within seven (7) Calendar Days from the receipt by the Company of the Notice of Exercise Form, and upon surrender of this Warrant and payment of the Warrant Shares purchased. This Warrant shall be deemed to have been exercised on the date the payment of the Warrant Shares purchased is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Warrant Shares purchased and all taxes required to be paid by the Holder, if any, prior to the issuance of such shares, have been paid.

(3)

Delivery of New Warrant Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares purchased upon such exercise, deliver to Holder a new Warrant evidencing the rights of Holder to exercise the Warrant for the number of unexercised Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

(4)

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall, in its sole discretion, either (i) pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price, or (ii) round up the fractional share to one whole share.

(5)

Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which reasonable and usual taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder.

(6)

Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 2.

Transfer of Warrant

(a)

Transferability. Upon notice duly given to the Company, this Warrant may be transferred, in whole or in part, by the Holder, only to investment funds managed by Value Fund Advisors, LLC.

(b)

Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual written notice to the contrary.

Section 3.

Certain Adjustments

(a)

Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) subdivides outstanding shares of Common Stock into a larger number of shares, (B) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (C) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. The Exercise Price of this Warrant shall also be adjusted to reflect any transaction described in this section.

(b)

Consolidation and Merger. In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing entity, or in case of any sale or conveyance to another entity of all or substantially all of the property of the Company as an entirety, or in the case of any statutory exchange of securities with another corporation or entity (including any exchange effected in connection with a merger of a third corporation or entity with the Company), the Holder shall be obligated to convert this Warrant after payment for the Warrant Shares purchased, into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 and shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any Warrant Shares or other securities or property thereafter deliverable on the conversion of this Warrant. The immediately preceding provisions of this subsection (b) shall similarly apply to successive consolidations, merger, statutory exchanges, sales or conveyance. Notice of any such consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holder not less than 30 days prior to such event. A sale of all or substantially all of the assets of the Company for a consolidation consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

(c)

Whenever the Exercise Price is adjusted as provided in this Section 3 and upon modification of the rights of the Holder of this Warrant in accordance with this Section 3, the Company shall promptly prepare a certificate of an officer of the Company, setting forth (1) the Exercise Price and the number of Warrant Shares after such adjustment or modification, (2) a brief statement of the facts requiring such adjustment or modification, and (3) the manner of computing the same, and shall cause a copy of such certificate to be mailed to the Holder.

Section 4.

Miscellaneous

(a)

Compliance with Securities Laws. The Holder represents and warrants to the Company that it (a) is acquiring this Warrant (including the underlying Warrant Shares into which this Warrant may be exercised) for its own account for investment purposes only and not with a view to a distribution thereof, (b) is an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act, and (c) understands that this Warrant and the underlying Warrant Shares will, upon purchase, be characterized as “restricted securities” under state and federal securities laws and that under such laws and applicable regulations this Warrant and the underlying Warrant Shares may be resold without registration under such laws only in certain limited circumstances. The Holder agrees that it will not sell, convey, transfer or dispose of this Warrant or the underlying Warrant Shares which the Holder may acquire upon the exercise of this Warrant, unless such transaction is made pursuant to Section 4(a) hereof. This Warrant and all Warrant Shares (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.”

(b)

Access to Information. The Holder has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company.  The Holder has had access to such financial and other information as is necessary in order for the Holder to make a fully informed decision as to any investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which the Holder has had access.

(c)

Pre-Existing Relationship or Business Expertise.  The Holder further represents and warrants that the Holder has either (i) a pre-existing relationship with the Company or one or more of its officers or directors consisting of personal or business contacts of a nature and duration that enable the Holder to be aware of the character, business acumen and general business and financial circumstances of the Company and the officer or director with whom such relationship exists, or (ii) such business or financial expertise as to be able to protect the Holder’s own interests in connection with the purchase of this Warrant, and, if exercised, the Warrant Shares.

(d)

No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the Warrant Shares purchased, the Warrant Shares so purchased shall be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or such payment.

(e)

Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(f)

Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday, or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

(g)

Reservation of Shares; Shares to be Fully Paid.  This Warrant may be exercised if and only if the Company’s stockholders approve an increase in the Company’s authorized Common Stock sufficient to permit the Warrant Shares to be reserved for issuance, and issued, upon exercise of this Warrant. Subject to the immediately preceding sentence, the Company covenants and agrees that all Warrant Shares, will, upon issuance and, if applicable, payment of the applicable Warrant Price, be duly authorized, validly issued, fully paid and nonassessable, and free of all preemptive rights, liens and encumbrances, except for restrictions on transfer provided for herein or under applicable federal and state securities laws. Subject to the first sentence of this Section, the Company shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, the number of unexercised Warrant Shares.

(h)

Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the laws of the State of California.

(i)

Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any losses, damages, costs and expenses including, but not limited to, reasonable attorney’s fees, expert fees, and litigation costs, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, power or remedies hereunder.

(j)

Notices. Any notice, request or other document required or permitted to be given or delivered to the Company shall be delivered to CompuMed, Inc., 5777 West Century Blvd., Suite 1285, Los Angeles, CA 90045, telecopier: (310) 645-5880.

(k)

Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(l)

Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(m)

Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(n)

Entire Agreement.  This Warrant constitutes the entire agreement among the Company and the Holder with respect to the subject matter hereof, and there are no agreements between them except as expressly set forth herein.

[Remainder of Page Intentionally Left Blank; Execution Signatures Follow on Next Page.]

(o)

Counterparts.  This Warrant may be executed in any number of Counterparts, each of which will be an original with the same effect as if the signatures on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized as of this [   ] day of [            ], 2008.

COMPUMED, INC.,
a Delaware corporation

By:

___________________________________

___________________, President and CEO

AGREED TO AND ACCEPTED:

BOSTON AVENUE CAPITAL, LLC

an Oklahoma limited liability company

By: ___________________________

Name:_________________________

Title:__________________________

ANNEX

NOTICE OF EXERCISE

PURCHASE FORM

 Dated_________________

The undersigned thereby irrevocably elects to exercise this warrant to the extent of purchasing ________ Shares of common stock and hereby tenders payment of the exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name _______________________________________________________
(Please type or print in block letters)

Address  ______________________________________________________

-----------------------------------------------------------------------------------------------------------

ASSIGNMENT FORM

FOR VALUE RECEIVED, ______________________, hereby sells, assigns, and transfers unto

Name _______________________________________________________
(Please type or print in block letters)

Address  ______________________________________________________

the right to purchase Shares of common stock of CompuMed Inc., represented by this warrant to the extent of  ________ Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________  attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Signature  _________________________

Dated    ___________________

Notice: the signature on this assignment must correspond with the name as it appears upon the face of this warrant in every particular, without alteration or enlargement or any change whatever.